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                                                                    EXHIBIT 32.1

                             DYCOM INDUSTRIES, INC.

              CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Dycom Industries, Inc. (the "Company") on Form 10-Q for the period ending October 25, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certifies that to the best of my knowledge:

         1. The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

         2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: December 5, 2003                    /s/ Steven E. Nielsen
                                          ---------------------
                                          Steven E. Nielsen
                                          President and Chief Executive Officer